UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 14, 2007
(Date of earliest event reported)
Energy West, Incorporated
(Exact name of registrant as specified in its charter)

Montana	0-14183	81-0141785
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 First Avenue South, Great Falls, Montana		59401
(Address of principal executive offices)		(Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective November 14, 2007, Energy West, Incorporated (the “Company”) amended its amended and restated bylaws (the “Amendment”) to provide for shares without certificates in order to comply with Nasdaq Rule 1350(l) requiring the Company’s common stock to be eligible for a Direct Registration System (“DRS”). DRS allows a shareholder’s stock ownership to be recorded and maintained by the Company’s transfer agent without the issuance of a physical certificate. The Amendment continues to permit shareholders to obtain a physical certificate upon request. The Amendment is attached to this current report on Form 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1	Amendment No. 1 to Amended and Restated Bylaws dated November 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy West, Incorporated

	By:	/s/ Thomas J. Smith

Name: Thomas J. Smith
Title: Vice President and Chief Financial Officer
Dated: March 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws dated November 14, 2007